Exhibit 10.2

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (this “Agreement”), dated as of March 11, 2014, is between UTStarcom Holdings Corp., a company incorporated in the Cayman Islands (the “Company”) and Shah Capital Opportunity Fund LP (the “Purchaser”).

WHEREAS, on the terms and conditions set forth in this Agreement, the Company desires to issue and allot to the Purchaser, and the Purchaser desires to subscribe for and purchase from the Company, an aggregate number of 2,000,000 ordinary shares, par value US$0.00375 per share, of the Company (the “Ordinary Shares” or the “Securities”) for a price of $2.67 per share.

NOW THEREFORE, the parties hereby agree as follows:

SECTION I

SUBSCRIPTION OF SECURITIES

1.01                                                Subscription of Securities. The Company hereby agrees to issue and allot to the Purchaser, and the Purchaser hereby agrees to subscribe for and purchase from the Company, 2,000,000 Ordinary Shares on the Closing Date and pursuant to and in accordance with the terms and conditions set forth in this Agreement.

1.02                                                Subscription Price.

(a)                                 In full consideration of the subscription of all of the Ordinary Shares by the Company, the Purchaser shall pay to the Company on the Closing Date an aggregate amount equal to US$5,340,000 (the “Aggregate Subscription Price”).

(b)                                 The Aggregate Subscription Price payable to the Company on the Closing Date shall be paid by the Purchaser via wire transfer of immediately available funds in U.S. dollars to an account designated by the Company.

1.03                                                Closing. The closing of the subscription of the Ordinary Shares (the “Closing”) will take place at 10:00 a.m. (United States Eastern time) on March 11, 2014, or at such other time and date as the parties hereto may agree (the “Closing Date”).

SECTION II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.01                                                                  In order to induce the Purchaser to subscribe for and purchase the Securities from the Company, the Company represents and warrants to the Purchaser as follows:

(a)                    Existence.  The Company is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, and has full power and authority to issue and allot the Securities and to enter into and perform its obligations under this Agreement.

(b)                    Authorization. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company.  No consent, approval, license from, or exemption of (other than exemptions from applicable federal and state securities laws), and no registration, qualification, designation, declaration or filing with (other than applicable filings pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any court or governmental department, commission, board, bureau, agency or instrumentality, or any other party, which has not been obtained as of the date hereof, is or will be necessary for the valid execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement.

(c)                     No Conflict with Other Instruments.  Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated by this Agreement, nor the compliance by the Company with the terms and conditions of this Agreement, will (i) violate any provision of the Company’s constitutional documents, as amended to date; (ii) to its knowledge, violate or conflict with or result in a breach of any law, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality to which the Company is bound; or (iii) violate or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or entitle any party to terminate any or all of the provisions of, or cause the acceleration of or entitle any party to accelerate the performance required by, or cause the acceleration of or entitle any party to accelerate the maturity of any debt or obligation pursuant to, any contract, agreement, arrangement, commitment or restriction of any kind to which the Company is a party or by which the Company is bound.

(d)                    Validity and Binding Effect.  This Agreement has been duly and validly executed and delivered by the Company; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforceability of creditors’ rights generally, or by general principles of equity.

(e)          Offering.  Provided that the representations and warranties made by the Purchaser herein are complete, true and accurate, then the offer, issuance and sale of the Securities pursuant hereto will be exempt from the registration requirements of Section 5 of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable U.S. state securities laws.  Neither the Company nor any agent on its behalf has solicited any offers to sell or has offered to sell all or any part of the Securities to any person or persons so as to bring the sale of such securities within the registration and/or qualification provisions of the Securities Act or any applicable U.S. state securities laws.

2.02                                                No Other Representations or Warranties.  Except for the representations and warranties contained in Section 2.01, the Company makes no express or implied representation or warranty to the Purchaser.

SECTION III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.01                                                In order to induce the Company to issue and allot the Securities to the Purchaser, the Purchaser represents and warrants to the Company as follows:

(a)              Existence and Good Standing.  The Purchaser is duly organized and validly existing under the laws and regulations of its jurisdiction, and has full power and authority to subscribe for and purchase the Securities and to enter into and perform its obligations under this Agreement.

(b)      Authorization.  The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement have been duly authorized and approved by all necessary corporate action on the part of the Purchaser.  No consent, approval, license from, or exemption of (other than exemptions from applicable federal and state securities laws), and no registration, qualification, designation, declaration or filing with (other than applicable filings pursuant to Sections 13 and 16 of the Exchange Act), any court or governmental department, commission, board, bureau, agency or instrumentality, or any other party, which has not been obtained as of the date hereof, is or will be necessary for the valid execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated by this Agreement.

(c)       No Conflict with Other Instruments.  The execution and delivery by the Purchaser of this Agreement, the consummation by the Purchaser of the transactions contemplated by this Agreement and the compliance by the Purchaser with the terms and conditions by this Agreement, will not (i) violate any provision of the Purchaser’s constitutive documents; (ii) to its knowledge, violate or conflict with or result in a breach of any law, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality to which the Purchaser is bound; or (iii) violate or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or entitle any party to terminate any or all of the provisions of, or cause the acceleration of or entitle any party to accelerate the performance required by, or cause the acceleration of or entitle any party to accelerate the maturity of any debt or obligation pursuant to, any contract, agreement, arrangement, commitment or restriction of any kind to which the Purchaser is a party or by which the Purchaser is bound.

(d)      Validity and Binding Effect.  This Agreement has been duly and validly executed and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforceability of creditors’ rights generally, or by general principles of equity.  The Purchaser has adequate surplus or other available capital, as applicable, to effect the subscription of the Securities in accordance with the terms and conditions of this Agreement.

(e)       Litigation.  There is no (i) action, suit, claim, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against or affecting, the Purchaser, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Purchaser, or (iii) governmental inquiry pending, or to the Purchaser’s knowledge threatened, against or affecting the Purchaser, any of which, as it relates to clauses (i), (ii) and (iii), if adversely determined, would invalidate or prevent the performance by the Purchaser of the transactions contemplated by this Agreement.

(f)        Purchase for Own Account.  The Purchaser represents that it is acquiring the Securities solely for the Purchaser’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

(g)       Accredited Investor.  (a) The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act (an “Accredited Investor”), or (b) if the Purchaser was formed for the specific purpose of acquiring the Securities, then each shareholder or member of the Purchaser is an Accredited Investor.

(h)      Rule 144.  The Purchaser understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or on an available exemption from registration under the Securities Act, the Securities must be held indefinitely.  In particular, the Purchaser is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.  Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.

(i)          Legend.  Each certificate representing any of the Securities shall be endorsed with the applicable legend set forth below and any other legend required by applicable law, and the Purchaser covenants that, except to the extent such restrictions are waived in writing by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legend endorsed on such certificate:

THE ORDINARY SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO UTSTARCOM HOLDINGS CORP. HAS BEEN PROVIDED COVERING SUCH EXEMPTION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

3.02                                                No Other Representations or Warranties.  Except for the representations and warranties contained in Section 3.01, the Purchaser makes no express or implied representation or warranty to the Company.

SECTION IV

MISCELLANEOUS

4.01                                                Survival.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of 12 months after the Closing.  All covenants and other agreements of the parties contained herein shall survive the execution and delivery of this Agreement and the closings of the transactions contemplated hereby until fully performed or fulfilled.

4.02                                                Agreement; Amendments.  This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements between them, whether written or oral, with respect to its subject matter.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Purchaser or the Company from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Purchaser and the Company, and (ii) only in the specific instance and for the specific purpose for which made or given.  Neither the Purchaser nor the Company shall assign any of its rights or obligations under this Agreement without the written consent of the other party hereto.

4.03                                                Fees and Expenses.  Each of the parties hereto shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

4.04                                                Public Announcements.  Except as required by law or regulation, no party shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such announcement.  Notwithstanding the foregoing, the Company may disclose this Agreement and the transactions contemplated hereby to the extent such details have been disclosed in accordance with the beneficial ownership reporting requirements under the United States securities laws.

4.05                                                Governing Law.  This Agreement and the rights and obligations of the parties under it shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the rules and principles of conflicts of laws thereof.

4.06                                                Counterparts; Facsimile Execution.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by email or facsimile is to be treated as an original document.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

UTStarcom Holdings Corp.

By:	/s/ William Wong
Name: William Wong
Title: Chief Executive Officer and Director

Shah Capital Opportunity Fund LP

By:	/s/ Himanshu H. Shah
Name: Himanshu H. Shah
Title: Managing Member